Fees Summary	Aug. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 58,000,700.96
Previously Paid Amount	0.00
Total Fee Amount	8,009.90
Total Offset Amount	0.00
Net Fee	$ 8,009.90